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                                                                    Exhibit 10.6



                                   L E A S E

                                    between

                           MIDLAND HOLDING CO., INC.,
                                    Landlord,

                                      and

                         HENRY BROS. ELECTRONICS, INC.,
                                    Tenant.

                                 Building "M-2"

                              Dated: June 29, 2001





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                               TABLE OF ARTICLES

                   DEMISED PREMISES
 1.     Demised Premises

                     COMMON AREAS
 2.     Common Areas

                        TERM
 3.     Term
 4.     End of Term
 5.     Holding Over

           RENT, TAXES AND SECURITY DEPOSIT
 6.     Rent
 7.     Real Estate Taxes
 8.     Security Deposit

                   USE AND OCCUPANCY
 9.     Use
10.     Signs
11.     Requirements of Law
12.     Compliance with Environmental Laws
13.     Quiet Enjoyment

           MAINTENANCE, REPAIRS AND SERVICES
14.     Maintenance and Repairs
15.     Utilities and Services
16.     Security

               ALTERATIONS AND FIXTURES
17.     Alterations and Fixtures
18.     Burglar Alarms
19.     Mechanics' and Other Liens

              INSURANCE AND NONLIABILITY
20.     Tenant's Insurance
21.     Landlord's Insurance
22.     Inability to Obtain Insurance
23.     Indemnity
24.     Nonliability of Landlord
25.     Exculpation

                 DAMAGE OR DESTRUCTION
26.     Damage or Destruction

                     EMINENT DOMAIN
27.     Eminent Domain

                   LANDLORD'S ACCESS
28.     Landlord's Access

           ASSIGNMENT, SUBLETTING AND MORTGAGES
29.     Assignment and Subletting
30.     Subordination
31.     Estoppel Certificates
32.     Modifications Required by Mortgagees

                        DEFAULT
33.     Default by Tenant
34.     Default by Landlord
35.     Remedies Not Exclusive
36.     Landlord's Security Interest

                     MISCELLANEOUS
37.     Broker
38.     Notices
39.     Landlord's Consent and Approval
40.     Force Majeure
41.     Waivers
42.     Tenant's Corporate Authority
43.     Choice of Law
44.     Waiver of Trial by Jury
45.     Invalidity of Certain Provisions
46.     Attorneys' Fees
47.     Binding Effect
48.     Definition of "Landlord"
49.     Sole and Entire Agreement
50.     Amendment and Modification
51.     Captions
52.     Counterparts
53.     Recordation
54.     No Offer





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                                   L E A S E

        THIS LEASE is made this 29th day of June, 2001, by and between MIDLAND HOLDING CO., INC., a New Jersey corporation, having an office at 280 North Midland Avenue, Saddle Brook, New Jersey 07663, hereinafter referred to as "Landlord" and HENRY BROS. ELECTRONICS, INC., having an office at 280 North Midland Avenue, Building "M-2", Saddle Brook, New Jersey 07663, hereinafter referred to as "Tenant".

                              W I T N E S S E T H:

        WHEREAS, Tenant has been in possession of the demised premises described in this lease since September 1, 1990, pursuant to a Lease dated July 15, 1990, as modified and extended by Agreements dated February 11, 1992, January 8, 1997, November 18, 1997 and March 20, 1998 (collectively, the "Old Lease"); and

        WHEREAS, the term of the Old Lease expires June 30, 2001; and

        WHEREAS, tenant desires to continue its occupancy for another five (5) years:

        NOW THEREFORE, in consideration of the money to be paid hereunder by Tenant and the mutual promises and representations contained herein, Landlord agrees to continue to lease to Tenant and Tenant hereby agrees to continue to lease from Landlord the demised premises described in this Lease, on the terms and conditions hereinafter set forth.

1.      DEMISED PREMISES.

        A. The parties agree that this is a lease of approximately 17,055 square feet in a building commonly known as Building "M-2", (the "Demised Premises"), presently existing at 280 North Midland Avenue, in an area commonly known as Zuckerberg's Industrial Park (the "Industrial Park"), in the Township of Saddle Brook, County of Bergen and State of New Jersey, and further described as a portion of Block 1202, Lot 30, of the municipal tax assessment map.

        B. Tenant continues to accept the Demised Premises as suitable for the purposes for which the Demised Premises were first leased on July 15, 1990, and further acknowledges that, except as expressly set forth in this Lease, no representations as to the condition of the Demised Premises nor promises to repair, alter, remodel or improve the Demised Premises have been made by Landlord.

        C. Notwithstanding the continued acceptance by Tenant of the Demised Premises "as is," Landlord shall install new office windows and entrance door with sidelight at its sole cost and expense.

2.      COMMON AREAS.

        A. In addition to the Demised Premises, Landlord grants Tenant, its agents, employees and invitees, and in common with other tenants of the Industrial Park, their agents, employees and invitees, the right to use the parking areas and roadways in and at the Industrial Park throughout the term of this Lease. Tenant agrees that the Common Areas described in this provision shall be subject to the exclusive control and management of Landlord and Landlord shall have the right to establish, modify and enforce reasonable rules and regulations with respect to such common areas, by which rules and regulations Tenant hereby agrees to abide, provided that said rules do not unreasonably interfere with Tenant's use of the Demised Premises.

        B. Tenant's occupancy of the Demised Premises shall include the use of not more than thirty-six (36) parking spaces adjacent to and near the Demised Premises. However, there shall be no overnight parking of any other vehicles without the Landlord's prior, written consent. Vehicles parked overnight without the Landlord's consent shall be towed and stored at the owner's expense.

        C. Tenant shall use all Common Areas in a reasonable, orderly and sanitary manner and shall use its best efforts to secure compliance under this provision from its agents, employees and invitees. In addition, Tenant shall conduct itself and will cause its agents, employees and invitees to conduct themselves with full regard for the rights, convenience and welfare of all other tenants of the Industrial Park, their agents, employees and invitees





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        D. Landlord shall have the right to close all or any part of the Common
        Areas described herein for such time as may be necessary to prevent the dedication thereof or the accrual of any rights in any person or entity, to clean and repair such Common Areas, or to do anything else which in the sole discretion of Landlord seems reasonable and necessary to further or protect the best interests of Landlord, Tenant, and all other persons or entities who are entitled to use such Common Areas.

        E. Landlord may, in its sole discretion, make such changes, modifications or additions to the Common Areas, including without limitation, the parking areas, as it deems reasonable and necessary, provided that said changes, modifications or additions do not unreasonably interfere with Tenant's use of the Demised Premises.

3.      TERM.

        A. Landlord and Tenant agree that the term of this Lease shall be for five (5) years commencing on July 1, 2001, and ending on June 30, 2006.

        B. Provided that Tenant is not in default in the performance of any of the terms, conditions and covenants of this Lease, Tenant shall have the option to negotiate a new lease for the Demised Premises. Such option shall be exercisable by Tenant giving Landlord written notice of its intent at least six (6) months prior to the expiration of the initial term of this Lease. Tenant's failure to exercise its option to negotiate within said six (6) month period shall constitute a waiver of said option.

4. END OF TERM. Upon expiration or other termination of the term of this Lease, Tenant shall peaceably and quietly quit and surrender the Demised Premises in good order and in the same condition as existed on or about February 11, 1992, reasonable wear and tear excepted.

5. HOLDING OVER. If Tenant holds over or continues in possession of the Demised Premises for any reason after the expiration of the term of this Lease, Tenant agrees that the Tenant shall be deemed to be occupying the Demised Premises at sufferance whereupon Landlord in addition to all other remedies available to it under this Lease and at law and equity shall be entitled to receive as liquidated damages, and not as a penalty, an amount equal to two (2) times the annual rent as applied to such period. In addition to any other liabilities to Landlord accruing from Tenant's failure to surrender the Demised Premises, Tenant shall indemnify and hold Landlord harmless from loss and liability resulting from such failure, including without limitation any claims made by any succeeding tenant founded upon such failure.

6.      RENT.

        A. Tenant agrees to pay Landlord the fixed rent of Ninety-eight Thousand, Four Hundred Dollars ($98,400.00) per annum in monthly installments of Eight Thousand, Two Hundred Dollars ($8,200.00), each in advance, on the first day of each month during the term of this Lease.

        B. Rental shall be paid by Tenant to Landlord at the address set forth above (or to such other party and address as Landlord may designate by notice to Tenant) without demand, counterclaim, offset or deduction.

        C. All payments made by Tenant on account of this Lease shall be subject to collection. Tenant agrees to pay to Landlord as additional rent a service charge of One Hundred ($100.00) Dollars for any check of Tenant or other entity paying rent on behalf of Tenant which is dishonored. In addition, Tenant agrees that if any such check shall be dishonored, Landlord shall have the right to demand that all future Payments by Tenant be made in the form of certified or cashier's checks.

        D. In addition to the rental provided for in this Lease, all taxes (e.g., excise, sales or use) other than income taxes, which may be levied upon the rent provided for under this Lease shall be paid by Tenant to Landlord and Landlord shall transmit such tax payments to the proper authorities.

        E. Tenant shall also pay its proportionate share of the costs and expenses incurred by Landlord in snow and ice removal. Said proportionate share for the Demised Premises is three and eight-tenths percent (3.8%). Payment for said proportionate share shall be due within ten (10) days of presentation of a Statement from Landlord. Payment(s) due

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        from Tenant for its proportionate share of the costs and expenses incurred by Landlord in snow and ice removal shall be considered additional rent.

        F. Tenant shall pay Landlord, if required by Landlord, a Late Charge of five (5%) percent of any installment of rent due hereunder which is made more than ten (10) days after the due date thereof in compensation for the added expense of handling delinquent payments. An additional Late Charge shall be assessed for each month a payment remains delinquent.

7. REAL ESTATE TAXES. Landlord and Tenant agree that the Base Tax for the Demised Premises is Seven Thousand, Three Hundred Seventy-three Dollars ($7,373 00). Said Base Tax shall be paid in equal monthly installments of Six Hundred Fourteen and 42/100 Dollars ($614.42) throughout the term of this Lease. In addition to said Base Tax installment payments, Tenant shall be obligated to pay Landlord the percentage increase in the tax assessment for Block 1202, Lot 30, based on the 2000 assessment. Bills for said percentage increase will be presented to Tenant on or about the first day of July of each year and payment is to be made to Landlord within ten (10) days after presentation of said bill. Payments of said Base Tax and percentage increase shall be considered additional rent. Should the Township of Saddle Brook have a tax reevaluation of the municipality, this paragraph would be adjusted accordingly.

8.      SECURITY DEPOSIT.

        A. Tenant has previously deposited with Landlord the sum of Twenty-two Thousand, Two Hundred Dollars ($22 200 00). Upon execution of this Lease, Tenant has deposited with Landlord the additional sum of Two Thousand, Four Hundred Dollars ($2,400.00). Accordingly, Tenant has deposited with Landlord the total sum of Twenty-four Thousand, Six Hundred Dollars ($24,600.00), the equivalent of three months' rent, as security for the full and faithful, performance by Tenant of all the terms, covenants and conditions of this Lease upon Tenant's part to be performed.

        B. The security deposit, or any balance thereof, shall be returned to Tenant, without interest, after the expiration of the term of this Lease provided Tenant has fully and faithfully carried out all of the terms, covenants and conditions on the Tenant's part to be performed under this Lease.

        C. Landlord shall have the right to apply all or any part of the security deposit to cure any default by Tenant and, if Landlord does so, Tenant upon demand shall deposit with Landlord the amount so applied so that Landlord shall have the full security deposit on hand at all times during the term of this Lease.

        D. Landlord shall expressly have the right to use, apply or retain the whole or any part of the security deposit to offset any damages or deficiency in the reletting of the Demised Premises, whether such damage or deficiency may accrue before or after termination, summary proceedings or other re-entry by Landlord.

        E. In the event of a sale or lease of the Industrial Park, subject to this Lease, Landlord shall have the right to transfer the security to the vendee or lessee and the Landlord shall be considered released by Tenant from all liability for the return of such security in which case Tenant shall look to the new landlord solely for the return of the security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new landlord.

        F. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by Tenant without the prior written consent of Landlord, and any attempt to do so shall be void.

9.      USE.

        A. Tenant shall continue to use and occupy the Demised Premises for: corporate and sales offices; warehousing; repair and light manufacture of electronic equipment; and for no other use or purpose. The parties acknowledge that retail sales are prohibited.

        B. Tenant represents and warrants to Landlord that its business operations are assigned the Standard Industrial Classification number "3663" in the most recent edition (1987) of the Standard Industrial Classification Manual




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        published by the Executive Office of the President, Office of Management
        and Budget, Washington, D.C. This representation and warranty shall expressly survive the expiration or termination of the Lease.

        C. Tenant shall be responsible for obtaining, at its sole cost and expense, any and all governmental approvals which may be required for the use and occupancy of the Demised Premises. In addition, if any other governmental license or permit shall be required for the proper or lawful conduct of any business or other acts to be carried on in the Demised Premises and if the failure to secure such license or permit would, in any way, affect Landlord, Tenant shall procure and ' thereafter maintain such license or permit, submit the same for inspection by Landlord, and comply with the terms and conditions of such license or permit.

        D. Tenant shall not use or permit the use of the Demised Premises in any manner or for any purpose, or do, bring or keep anything or permit anything to be done, brought or kept therein, including without limitation the installation or operation of any electrical, electronic or other equipment, which would: (i) violate any provision of this Lease or is unlawful or in contravention of the Certificate of Occupancy for the Demised Premises; (ii) make void or voidable any insurance then in force with respect to the Demised Premises; (iii) result in waste or cause damage to the Demised Premises or the fixtures or equipment thereof; (iv) constitute a public or private nuisance; or (v) interfere with rights of other tenants of the Industrial Park.

        E. Tenant shall not use or occupy, or permit or suffer the Demised Premises, or any part thereof, to be used or occupied: (i) for any purpose deemed by Landlord as disreputable, not in keeping with the first-class nature of the Industrial Park or extra hazardous; or (ii) for any unlawful purpose or in any way in violation of any present or future governmental laws, ordinances, requirements, order, directive, rules or regulations.

10. SIGNS. Tenant shall not place any signs in, on or about the Demised Premises without the prior written consent of Landlord which shall not unreasonably be withheld or delayed. Notwithstanding anything herein to the contrary, the size, type, design, placement, content, method of installation and location shall be in Landlord's sole and absolute discretion. If Landlord shall deem it necessary to remove any signs in order to paint or make any repairs or alterations, Landlord may do so and same shall be replaced by Tenant.

11. REQUIREMENTS OF LAW. During the term of this Lease, Tenant shall at its own cost and expense promptly observe and comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of the federal, state, county and local governments and of all other governmental authorities and Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands, including Landlord's attorney's fees, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this Section.

12.     COMPLIANCE WITH ENVIRONMENTAL LAWS.

        A. Tenant shall be solely responsible for and shall pay all costs related to compliance with environmental laws applicable to Tenant's use and occupancy of and operations at the Demised Premises, including but not limited to compliance with the following enactments, all regulations issued pursuant to such enactments, and all legislation amending or succeeding such enactments: (i) The Industrial Site Recovery Act (f/k/a) the Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6 et seq.;
        (ii) The New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq.; (iii) the Worker and Community Right to Know Act, N.J.S.A. 34:5A-1 et seq.; (iv) The New Jersey Hazardous Substance Discharge Reports and Notices Act, N.J.S.A. 13:1K-15 et seq.; (v) the Comprehensive Environmental Response, Compensation and Liability Act,
        42 U.S.C.A. 9601 et seq.; and (vi) the Resource Conservation and Recovery Act, 42 U.S.C.A. 6901 et seq. Tenant's obligations under this provision shall apply prior to the commencement of operations by Tenant, during operations by Tenant, and upon any closing, termination or transfer of operations, whether triggered by Tenant or Landlord, except that nothing contained herein shall require Tenant to be responsible for any environmental clean-up at the Demised Premises or the Industrial Park unless such clean-up was made necessary by Tenant's use or occupancy of the Demised Premises.



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        B. Notwithstanding anything to the contrary in the preceding paragraph,
        Tenant shall promptly deliver to Landlord true and compete copies of all documents, submissions, letters, samples and test results which Tenant shall be required to send to or shall receive from any environmental office or agency, whether private or governmental. In addition, Tenant shall notify Landlord at least ten (10) days in advance of any meetings scheduled between Tenant or its representatives and any such environmental office or agency.

13. QUIET ENJOYMENT. Landlord agrees that Tenant, upon paying the rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall and may peaceably and quietly hold occupy and enjoy the Demised Premises during the term of this Lease.

14.     MAINTENANCE AND REPAIRS.

        A. Except as provided in the following paragraph, Landlord shall not be required to furnish any services or facilities or to maintain or to make any repairs or alterations in or to the Demised Premises, Tenant hereby accepting the Demised Premises "as is" and assuming the fuI1 responsibility for the condition, operation, repair, replacement, maintenance and management of the entire Demised Premises. Without limiting the foregoing sentence, Tenant expressly agrees to keep the exterior doors and the interior of the Demised Premises, including, without limitation the plumbing, heating, air conditioning, wiring, windows and sprinklers, in as good order and repair as they are on the date Tenant obtains possession, reasonable wear and tear and damage caused by Landlord excepted. Tenant shall also keep the Demised Premises and the area adjacent thereto, including any landscaped area, in a clean and sanitary condition and free from litter, debris, trash and other objectionable matter.

        B. Landlord shall be solely responsible for the maintenance and repair of the structural supports and exterior of the Demised Premises, including the roof, the foundation, the exterior side of the exterior walls, gutters, downspouts, and all utility and sewer line connections and parking areas, except for any maintenance or repairs occasioned by the acts or omissions of Tenant or its employees, agents or invitees.

        C. Tenant shall keep its entrances and loading docks reasonably free from accumulated snow and ice. Tenant shall also maintain the landscaped area in front of the Demised Premises, as same may be improved from time to time.

        D. All repairs by Tenant shall be of such quality and class as shall be at least equal to the quality and class of the original work and materials. In the event Tenant fails to make any repairs or to maintain the Demised Premises as required hereunder, Landlord shall have the right to have such work performed by persons or entities selected by Landlord for the account of Tenant and Tenant shall pay for all required work and materials upon written demand of Landlord.

        E. Notwithstanding any maintenance or repair responsibility of Landlord, Tenant agrees that Landlord shall not be liable for any damage to the Demised Premises or injury caused by Tenant, its employees, agents and invitees, or for any damage or injury by wind, water, snow, ice or other elements which may be sustained by Tenant or any other person or entity.

15.     UTILITIES AND SERVICES.

        A. Tenant shall pay for all utilities and services, including without limitation gas, water, sewerage, electricity and garbage removal, furnished to the Demised Premises as and when due.

        B. Landlord shall not be liable to Tenant in any way for any interruption, delay, failure or defect in the supply or character of any utility or service furnished to the Demised Premises.

16. SECURITY. Tenant acknowledges that Landlord shall not be responsible for the provision of any security services at the Industrial Park and that Tenant and the other tenants of the Industrial Park are solely responsible for their own security.

17.     ALTERATIONS AND FIXTURES.

        A. Tenant shall not make any alterations, improvements or additions (collectively, "Alterations") to the Demised Premises without Landlord's prior written consent. Any request for Alterations shall be made in writing and shall



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    include detailed plans and specifications together with the names and addresses of the proposed contractors and subcontractors. All approved Alterations shall be made at Tenant's sole cost and expense and Tenant shall be responsible for obtaining all necessary permits at its sole cost and expense.

    B. All Alterations made by Tenant shall become the property of Landlord at the termination of this Lease. However, if Landlord so elects, Tenant shall remove any Alterations, and any other property placed in or about the Demised Premises by Tenant and repair at its sole cost and expense any damage caused by such removal.

    C. Tenant shall have the right at all times to install furniture and fixtures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. Tenant shall have the right to remove its furniture and fixtures at the expiration of the term of this Lease, provided Tenant is not in default at that time and the fixtures can be removed without structural damage to the Demised Premises and Industrial Park. Prior to the expiration of the term of this Lease, Tenant shall repair at its sole cost and expense, any damage caused by the removal of any fixtures. Any furniture or fixtures that have not been removed by Tenant at the end of the term of this Lease or upon quitting, vacating or abandonment of the Demised Premises by Tenant or upon Tenant's eviction, shall be considered abandoned and Landlord shall have the right without notice to Tenant to sell or otherwise dispose of same, at the expense of Tenant, and Landlord shall not be accountable to Tenant for any part of the proceeds of such sale, if any.

18. BURGLAR ALARMS. Notwithstanding anything herein to the contrary, Tenant may at its own cost and expense, and in accordance with applicable rules and regulations, install a burglar alarm system in the Demised Premises. Upon installation, such system shall become a permanent fixture and may not thereafter be removed from the Demised Premises, unless the removal is required by Landlord. Any damage caused to the Demised Premises by the installation or removal thereof shall promptly be repaired at Tenant's sole cost and expense. The maintenance of such system shall be Tenant's sole responsibility.

19. MECHANICS' AND OTHER LIENS.

    A. Tenant shall not permit any mechanics' lien or any other form of lien to be placed upon the Demised Premises, the Industrial Park or any other fee interest of Landlord. If Tenant shall cause or be the cause of a mechanics' lien or other form of lien to be filed against the Demised Premises, the Industrial Park or any other fee interest of Landlord, Tenant shall promptly cause the same to be discharged of record by payment, deposit, bond or order of court or competent jurisdiction or otherwise.

    B. If the lien continues for twenty (20) days after written notice from Landlord to Tenant, Landlord may at its option, pay the lien or any portion thereof without inquiry as to its validity. Any amounts paid by Landlord to remove a mechanics' lien or other form of lien caused to be filed against the Demised Premises, the Industrial Park or any other fee interest of Landlord by Tenant, including reasonable expenses, shall be due from Tenant to Landlord as additional rent and shall be repaid to Landlord immediately on delivery of notice to Tenant, together with interest at the rate of eighteen (18%) percent per annum from the date of payment by Landlord to be date of total reimbursement by Tenant. This provision is in addition to the right of Landlord to terminate this Lease by reason of such default on the part of Tenant.

    C. Nothing contained in this Lease shall be deemed or construed in any way as constituting consent by Landlord to the making of any alterations or additions by Tenant for the purposes of N.J.S.A. 2A:44-68 or any amendment thereof or constituting a request by Landlord, express or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for the use or benefit of Landlord.

20. TENANT'S INSURANCE.

    A. Tenant shall obtain at its sole cost and expense, and keep in force throughout the term of this Lease for the benefit of Landlord and Tenant, comprehensive policy of general liability insurance naming Landlord an "Additional Insured" in the amount of $1,000,000.00 of the type generally

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        known in the insurance industry as comprehensive general liability combined single limit coverage for bodily injury and property damage. Such policy shall include a provision that at least thirty (30) days prior written notice of cancellation must be given to Landlord.

        B. Tenant covenants and represents, said representation being specifically designed to induce Landlord to execute this Lease, that Tenant's personal property and fixtures and any other items which Tenant may bring to the Demised Premises or which may be under Tenant's care, custody or control which may be subject to any claim for damages or destruction due to Landlord's negligence shall be fully insured by a policy of insurance covering all risks with no deductible which policy shall specifically provide for a waiver of subrogation for Landlord and all Industrial Park tenants without regard to whether or not same shall cost an additional premium and notwithstanding anything to the contrary contained in this Lease. Landlord shall not be liable to Tenant for any loss or damage caused by fire, water or any of the risks enumerated in standard extended coverage insurance.

        C. All policies of insurance required of Tenant under this Lease shall be acceptable to Landlord and written and signed by solvent and responsible insurance companies authorized to do business in New Jersey and rated A+ or better by Best's Insurance Guide of most recent publication.

        D. At or prior to the entry by Tenant into the Demised Premises, Tenant shall provide Landlord with Certificates of Insurance from Tenant's insurers evidencing the insurance coverage required of Tenant under this Lease. In addition, Tenant shall deliver to Landlord renewal policies or Certificates thereof not later than thirty (30) days prior to the expiration of any such policy.

        E. The policy limits set forth herein shall be subject to periodic review and Landlord reserves the right to require that Tenant increase the coverage limits if in the reasonable opinion of Landlord the coverage becomes inadequate and is less than that commonly maintained by tenants making similar uses of similar buildings in the area.

21. LANDLORD'S INSURANCE. Landlord shall obtain at its sole cost and expense, and keep in force throughout the term of this Lease for the benefit of Landlord exclusively, comprehensive general liability insurance for the Industrial Park in the amount of $1,000,000.00 of the type generally known in the insurance industry as comprehensive general liability combined single limit coverage for bodily injury and property damage. Landlord shall also obtain at its sole cost and expense, and keep in force throughout the term of this Lease for the benefit of Landlord exclusively, casualty insurance on the Demised Premises in an amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies.

22. INABILITY TO OBTAIN INSURANCE. If for any reason it shall be impossible to obtain casualty insurance on the Demised Premises in an amount, in the form, and with insurance companies acceptable to Landlord, then Landlord may if it so elects at any time thereafter, terminate this Lease and the term hereof upon giving to Tenant fifteen (15) days' notice in writing of Landlord's intentions to do so, and upon the giving of such notice, this Lease and the term hereof shall terminate, except that nothing contained in this provision shall prevent Tenant from obtaining and paying for any such fire and other casualty insurance which is accepted in writing by Landlord as a condition of Tenant's continued occupancy of the Demised Premises.

23. INDEMNITY. Tenant shall indemnify and hold Landlord harmless, and does hereby indemnify and agree to hold Landlord harmless, against any and all claims, demands damages, costs and expenses, including reasonable attorneys' fees, experts' fees, and litigation expenses, arising from the conduct or management of Tenant's business at the Demised Premises or its use of the Demised Premises, or from any breach on the part of Tenant of any conditions of this Lease, or from any act or negligence of Tenant, its officers, agents, contractors, employees or invitees, in or about the Demised Premises. In case of any action or proceeding brought against Landlord by reason of such claim, Tenant agrees, upon notice from Landlord, to defend the action or proceeding by counsel acceptable to Landlord.

24.     NONLIABILITY OF LANDLORD.

        A. Except for its own negligence, Landlord shall not be liable for any damage or injury which may be sustained by Tenant or any other person as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, sewer, waste or soil pipes, roof, sprinkler systems, drains, leaders, gutters, downspouts, or the like, or of the electrical, gas, power, sprinkler, air conditioning or heating systems; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of Tenant or any other tenant or Tenant's or any other tenant's agents, employees, guests, licensees, invitees, assignees or successors; or attributable to any interference with, interruption of, or failure beyond the reasonable control of Landlord, of any services to be furnished or supplied by Landlord.

        B. Landlord shall not be liable for any loss of property from any cause whatsoever, includin without limitation theft, vandalism or burglary, and Tenant covenants and agrees to make no claims for any such loss at any time.

25. EXCULPATION. Tenant shall look solely to the equity of Landlord in the Industrial Park for the satisfaction of any claims Tenant may have for Landlord's breach of any of the terms and conditions of this Lease to be performed by Landlord, and there shall be absolutely no personal liability on the part of any of Landlord's directors, officers, shareholders, agents and employees. Such exculpation is absolute and without any exception whatsoever.

26.     DAMAGE OR DESTRUCTION.

        A. If the Demised Premises or any part thereof shall be damaged by fire, flood or other casualty, Tenant shall give Landlord immediate written notice of the damage and, as far as known to Tenant, the cause of the damage.

        B. If the Demised Premises are totally damaged or rendered wholly unusable by fire, flood or other casualty, rent shall be proportionately paid up to the time of the casualty and shall cease until the date when the Demised Premises shall have been repaired and restored by Landlord, subject to Landlord's right to terminate this Lease as provided for below.

        C. If the Demised Premises are partially damaged or rendered partially unusable by fire or other casualty, the Demised Premises shall be repaired by and at the expense of Landlord, subject to Landlord's right to terminate this Lease as provided for below, and the rent shall be equitably adjusted to the extent Tenant is deprived of use until such repair shall be substantially completed.

        D. If the Industrial Park is damaged to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed twenty (20%) percent of the replacement value of the Industrial Park just prior to the occurrence of the damage, or if the Demised Premises are rendered wholly unusable, or if Landlord shall decide to demolish the Demised Premises or not to rebuild the Demised Premises and/or the Industrial Park regardless of whether or not the Demised Premises are damaged, or if twenty (20%) percent or more of the Demised Premises are damaged, then in any of such events, Landlord may elect to terminate this Lease by written notice to Tenant given within sixty (60) days of its receipt of Tenant's notice of such fire or casualty, specifying a date for the expiration of this Lease, which date shall not be less than sixty (60) days after the giving of such notice by Landlord, and upon the date specified in Landlord's notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the Demised Premises without prejudice, however, to Landlord's rights and remedies against Tenant under the Lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations pursuant to the above conditions, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles, force majeure and causes beyond Landlord's control; provided, however, Landlord shall have no obligation to make any repairs to fixtures or improvements installed by Tenant.

        E. Notwithstanding anything herein to the contrary, if the damage or destruction results from the fault or neglect of Tenant or Tenant's agents, employees, contractors, invitees or licensees or any other person in or about the Industrial Park with the express or implied consent of Tenant, Tenant shall not be entitled to any abatement or reduction of rent.

        F. Tenant hereby releases and waives all rights of recovery against Landlord, it agents and employees for damage or destruction to its Alterations, fixtures, equipment or property arising out of fire or casualty, whether or not caused by the acts or negligence of Landlord its agents and employees. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture or furnishings or any fixture or equipment, improvements, Alterations or property of Tenant and agrees that Landlord will not in any event be obligated to repair any damage thereto or replace the same.

        G. Tenant shall not knowingly do or permit to be done any act or thing upon the Demised Premises which will invalidate or be in conflict with casualty insurance policies covering the Industrial Park. Tenant shall, at its sole cost and expense, comply with all rules, orders, regulations and requirements of the New Jersey Board of Fire Underwriters or any other similar body, which may be applicable to Tenant's use and occupancy of the Demised Premises, and shall not do, or permit anything to be done, in or about the Industrial Park and/or the Demised Premises, or bring or keep anything therein, or use the Demised Premises in a manner which would increase the rate of public liability insurance or casualty insurance on the Industrial Park.

27.     EMINENT DOMAIN.

        A. If the whole of the Demised Premises shall be taken for any public or quasi-public use by any lawful power or authority by exercise of the right of condemnation or of eminent domain, or by agreement between Landlord and those having the authority to exercise such right (a "Taking"), the term of this Lease and all rights of Tenant hereunder shall cease and expire as of the date of vesting of title as a result of the Taking, and the rent payable under this Lease shall abate from the date on which the Taking occurs; any rent paid for a period after such date shall be refunded to Tenant upon demand.

        B. In the event of a Taking of more than a de minimis portion of the Industrial Park or a Taking resulting in a reduction of more than fifteen (15%) of the parking spaces required in connection with the use of the Demised Premises, then in any of such events, Landlord must terminate this Lease by notice given to Tenant in which even the Lease shall terminate on the date when title vests pursuant to such Taking. In the event of a partial Taking which does not effect the termination of this Lease but does deprive Tenant of use of a portion of the Demised Premises, the fixed annual rent shall be reduced in the same proportion that the leasable floor area of the Demised premises so taken bears to the total leasable floor area originally leased to Tenant, and Landlord shall restore and adapt the remaining Demised Premises.

        C. Landlord shall receive the entire award from any condemnation, free and clear of any interest of Tenant, except that nothing in this provision shall prohibit Tenant from having a separate claim against the condemning authority for the value to Tenant of any unexpired term of this Lease due to any total or partial condemnation.

28. LANDLORD'S ACCESS. Landlord shall have the right to enter the Demised Premises at any time and without notice in the event of an emergency and during normal business hours with reasonable notice (written or telephonic) for the following purposes: (i) to inspect or protect the Demised Premises; (ii) to effect compliance with any law, order or regulation of any governmental authority having jurisdiction; (iii) to exhibit same to prospective purchasers, lenders, insurers and tenants;
        (iv) to make or supervise repairs, additions or alterations to the Demised Premises or to the Industrial Park, and to take all materials thereon that may be required therefore; (v) to erect, use and maintain pipes, conduits and wiring in and through the Demised Premises; and (vi) to alter, decorate or otherwise prepare the Demised Premises for reoccupancy at any time after Tenant has vacated the same or shall have removed substantially all of its property therefrom. None of the foregoing shall constitute an actual or constructive eviction of Tenant or a deprivation of its rights or subject Landlord to any liability or impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Demised Premises or any part thereof, other than as herein specifically provided, or entitle Tenant to any compensation or diminution or abatement of the rent reserved hereunder.

29.     ASSIGNMENT AND SUBLETTING.

        A. Tenant shall not assign this Lease or sublet the whole or any part of the Demised Premises or permit the Demised Premises or any part thereof to be utilized for desk space, mailing privileges or as a concession to anyone other than Tenant and its employees, without the prior written consent of Landlord. Any sale or transfer of fifty (50%) percent or more of Tenant's voting stock or equity stock shall constitute an assignment of this Lease.

        B. In the event Landlord consents to an assignment of this Lease or a subletting of the Demised Premises, each assignee or subtenant shall be required to agree in writing to assume all of Tenant's obligations under this Lease and to give personal guarantees if reasonably required by Landlord, and Tenant shall be required to agree in writing to remain liable for each and every obligation of Tenant under this Lease. In addition, Tenant agrees to pay to Landlord upon any assignment or subletting any and all reasonable attorney's fees and expenses incurred by Landlord in connection with any such assignment or subletting.

        C. Should the Demised Premises be subleased with Landlord's consent, Landlord shall collect as additional rent from Tenant, eighty (80%) percent of any excess in the rental charged by Tenant over the fixed rental reserved under this Lease.

        D. Landlord shall have the right to assign any or all of Landlord's interest under this Lease.

        E. Tenant shall have no right under any circumstances to mortgage or otherwise encumber its interest under this Lease.

30. SUBORDINATION. Tenant accepts this Lease subject to any and all ground and underlying leases and to all mortgages or deeds of trust now or hereafter affecting the Industrial Park and to any renewals, modifications, consolidations, replacements or extensions thereof. Although this provision shall be self operative and no further instrument of subordination shall be required by any mortgagee, trustee or lessor, Tenant shall execute promptly any instrument which Landlord may request in confirmation of such subordination.

31. ESTOPPEL CERTIFICATES. Upon the request of Landlord, at any time and from time to time, Tenant agrees to execute and deliver to Landlord within ten (10) days after such request, a duly executed written instrument: (a) certifying that this Lease has not been modified and is in full force and effect or, if there has been a modification of this Lease, that this Lease is in full force and effect as modified, stating such modifications; (b) specifying the dates to which rent has been paid; (c) stating whether or not Landlord is in default and if Landlord is in default, stating the nature of such default; (d) stating the commencement and expiration dates of the term of this Lease; and (e) stating which options to renew the term have been exercised, if any.

32. MODIFICATIONS REQUESTED BY MORTGAGEE. In the event a prospective mortgagee of the Landlord shall request a change in the language of the terms of this Lease, or the execution of any documents in connection therewith, Tenant agrees to make such change and execute such document provided that same shall not increase Tenant's obligations or liabilities under this Lease.

33.     DEFAULT BY TENANT.

        A. The following events shall be deemed to be events of default by Tenant under this Lease:

          i. Tenant fails to pay an installment of rent, additional rent or other monies due under this Lease and the failure continues for a period of ten (10) days and Tenant does not cure such default within five (5) days after written notice of such default by Landlord to Tenant.

         ii. Tenant fails to comply with any term, provision or covenant of this Lease, other than the payment of money, and does not cure the default or demonstrate to Landlord due diligence in pursuing a cure of the default within twenty (20) days after written notice of such default by Landlord to Tenant.

        iii. Tenant makes an assignment for the benefit of creditors or is the subject of an involuntary or voluntary bankruptcy petition.

         iv. Tenant abandons or deserts all or a substantial portion of the Demised Premises for a period of twenty (20) or more days.

        B. Upon the occurrence of any event of default specified above, Landlord may pursue any one or more of the following remedies:

          i. Landlord may terminate this Lease upon written notice to Tenant and relet all or any part of the Demised Premises for all or any part of the remainder of the term of this Lease to a party satisfactory to Landlord at such monthly rental as Landlord with reasonable diligence is able to secure.

         ii. Landlord may enter upon and take possession of the Demised Premises, relet the Demised Premises for the benefit of Tenant on such terms as Landlord deems advisable and receive the rent for the reletting, without terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay rent and all of its other obligations hereunder for the full term.

        iii. Landlord may enter upon the Demised Premises, without being liable for any claim for damages for such entry, and do whatever Tenant is obligated to do under the terms of this Lease to correct the default. Tenant shall forthwith reimburse Landlord all amounts expended by Landlord in curing such default. Any payment by Tenant of a sum of money less than the entire amount due Landlord at the time of such payment shall be applied to the obligations of Tenant then furthest in arrears. No endorsement or statement on any check or accompanying any payment shall be deemed an accord and satisfaction and any payment accepted by Landlord shall be without prejudice to Landlord's right to obtain the balance due or pursue any other remedy available to Landlord.

         iv.  Landlord may seek injunctive relief against Tenant.

        C. Tenant agrees that upon any termination of this Lease, whether by lapse of time, the exercise of any option by Landlord to terminate this Lease, or in any other manner whatsoever, or upon any termination of Tenant's right to possession without termination of this Lease, Tenant shall at once surrender possession of the Demised Premises to Landlord and immediately vacate the same, and shall remove all its effects therefrom. If Tenant fails to do so, Landlord may upon three (3) days' notice, and without prejudice to any other remedy it may have for possession or arrears in rent, enter upon and take possession of the Demised Premises and remove all persons and property without being deemed guilty of any manner of trespass, with or without process of law, and repossess itself thereof as in its former estate.

        D. Tenant agrees to pay Landlord on demand the amount of all loss and damage that Landlord suffers by reason of Tenant's default, including without limitation any deficiency between the rent hereby reserved and covenanted to be paid and the net amount of rents collected on any reletting for the balance of the term of this Lease, as well as all reasonable expenses incurred by Landlord in such reletting including without limitation broker's fees, attorney's fees, the expense of repairing, altering or redecorating the Demised Premises and otherwise preparing the same for re-rental. The loss and damage that Landlord may suffer by reason of termination of this Lease, or the deficiency from any reletting as provided for above, shall include the expense of repossession.

        E. No re-entry or taking possession of the Demised Premises by Landlord and no injunctive relief sought by Landlord against Tenant shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of intention to terminate this Lease is given to Tenant. Notwithstanding any such reletting or re-entry, taking possession, or injunctive relief, Landlord may at any time thereafter effect to terminate this Lease for a previous default.

        F. Only an agreement by Landlord shall be deemed an acceptance of a surrender of the Demised Premises and no agreement or acceptance of a surrender of the Demised Premises shall be valid unless the same is in writing and signed by Landlord.

        G. Nothing contained in this provision shall relieve Landlord of any legal obligation to mitigate damages.

        H. If Tenant defaults in any payment of rent, additional rent, or other monies due Landlord including any Late Charges, interest shall accrue thereon from the due date until paid at the rate of the lesser of eighteen (18%) percent per annum or the highest rate permitted by law.

34. DEFAULT BY LANDLORD. If Landlord defaults in the performance of any term, covenant or condition required to be performed by it under this Lease, Tenant may elect either one of the following:

        A. After not less than twenty (20) days' written notice to Landlord, and in the absence of a demonstration of due diligence by Landlord in pursuing a cure of any such default, Tenant may remedy such default by necessary action and, in connection with such remedy, may pay expenses and employ counsel. All reasonable sums expended or obligations incurred by Tenant in connection with remedying Landlord's default shall be paid by Landlord to Tenant on demand and, on failure of such reimbursement, Tenant may, in addition to any other right or remedy Tenant may have, deduct these costs and expenses from rent subsequently becoming due under this Lease.

        B. Tenant may terminate this Lease upon giving at least ninety (90) days' written notice to Landlord of such intention. In the event Tenant elects this option, this Lease will be terminated on the date designated in Tenant's notice, unless Landlord has cured the default prior to the expiration of the ninety (90) day period.

35. REMEDIES NOT EXCLUSIVE. The description and pursuit of any of the remedies provided in this Lease by either Landlord or Tenant shall not preclude pursuit of any other remedies provided in this Lease or by law or equity. Pursuit of any remedy provided in this Lease or by law or equity by either party shall not constitute a forfeiture or waiver of any damages accruing to either party by reason of the violation of any of the terms, provisions and covenants contained in this Lease. In addition, pursuit of any remedy provided in this Lease shall not constitute a forfeiture or waiver of any rent due to Landlord under this Lease.

36.     LANDLORD'S SECURITY INTEREST.

        A. Landlord shall have, at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due under this Lease from Tenant, and to secure payment of any damages or loss Landlord may suffer by reason of breach by Tenant of any covenant, agreement or condition contained in this Lease, upon all of Tenant's furniture, fixtures and equipment which may be brought upon or placed in the Demised Premises, until all arrears in rent and all sums of money then due Landlord under this Agreement have been paid and discharged and all covenants, agreements and conditions or this Lease have been fully complied with and performed by Tenant.

        B. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided in this Lease or by law, after giving reasonable notice of the intent to take possession and giving an opportunity for a hearing on the issue, enter upon the Demised Premises and take possession of any and all furniture, fixtures, equipment and other personal property of Tenant situated in the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made. Landlord or its assigns may purchase any items to be sold at such sale unless prohibited from doing so by law.

        C. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least fifteen
        (15) days before the time of sale.

        D. The proceeds of any disposition, less any and all expense connected with the taking of possession, holding, and selling of the property, including reasonable attorney's fees, shall be applied as a credit against the indebtedness secured by the security interest granted in this provision. Any surplus shall be paid to Tenant or as otherwise required by law and Tenant shall pay any deficiencies immediately.

        E. Upon request by Landlord, which request may be made at any time during the term of this Lease, Tenant agrees to execute and deliver a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds under the provisions of the New Jersey Uniform Commercial Code.

        F. The security interest granted above shall be in addition and supplementary to the statutory liens for rent.

        G. Notwithstanding anything herein to the contrary, Tenant shall have the right to remove Tenant's goods and chattels from the Demised Premises from time to time, subject to any other provisions of this Lease with respect to such removal and provided that Tenant is not then in default of any of Tenant's obligations under this Lease.

37. BROKER. Each party represents and warrants to the other party that it dealt with no broker or other person entitled to claim fees for such services in connection with the consummation of this Lease except: none. Each party agrees to indemnify and hold the other party harmless from and against any and all claims for finders' fees or brokerage or other commissions which may at any time be asserted against the indemnified party founded upon a claim that the substance of the aforesaid representation of the indemnifying party is untrue, together with any and all losses, damages, costs and expenses, including reasonable attorney's fees, relating to such claims or arising therefrom or incurred by the indemnified party in connection with the enforcement of this indemnification provision.

38. NOTICES. All notices required in connection with this Lease shall be in writing and shall be deemed to have been delivered upon mailing by certified mail, return receipt requested, to the parties at their respective addresses set forth in this Lease, to such address as shall be hereafter designated by either of them in writing to the other, or to the addresses of their respective counsel. Simultaneous or subsequent regular mail shall satisfy the notice provisions hereunder in the event either party or its attorney refuses or fails to accept delivery of the certified mail.

39. LANDLORD'S CONSENT OR APPROVAL. Whenever the written consent of Landlord is required under this Lease, such consent shall not be unreasonably withheld or delayed; provided, however, that Landlord's insistence on detailed assurances concerning the financial responsibility of any assignee or subtenant, or Landlord's insistence on detailed plans and specifications concerning the feasibility of any proposed Alterations shall not be deemed an unreasonable withholding or delay of the Landlord's consent and Landlord shall have the right to withhold its consent until there has been full compliance with all of the legal and environmental obligations of Tenant under this Lease.

40. FORCE MAJEURE. In any case where either party hereto is required to do any act, other than make a payment of money, delays caused by or resulting from acts of God, war, civil commotion, fire or other casualty, labor difficulties, general shortages of labor, materials or equipment, government regulations or other causes beyond such party's reasonable control, shall not be counted in determining &he time when the performance of such act must be completed. However, in no event shall Tenant's obligation to pay rent be delayed or extended by reason of the foregoing events.

41. WAIVERS. No waiver by either party of any default or violation or breach of any of the terms, provisions or covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions or covenants of this Lease. Forbearance by Landlord to enforce one or more of the remedies provided in this Lease or by law upon an event of default shall not be deemed or construed to constitute a waiver of such default. The Landlord's acceptance of rent following an event of default under this Lease shall not be construe as the Landlord's waiver of the default.

42.     TENANT'S CORPORATE AUTHORITY.

        A. The undersigned officers of Tenant personally represent and warrant to Landlord that they have been duly authorized to enter into this Lease and that the execution and consummation of this Lease by Tenant does not and shall not violate any provisions of any by-law, agreement, order, judgment, governmental regulation or any other obligation to which Tenant is a party or is subject.

        B. The undersigned officers of Tenant personally represent and warrant to Landlord that Tenant is a New Jersey corporation authorized to do business in New Jersey and is presently in good standing with the New Jersey Secretary of State.

43. CHOICE OF LAW. This Lease shall be construed under, and in accordance with, the laws of the State of New Jersey and all obligations of the parties created by this Lease are performable in New Jersey.

44. WAIVER OF TRIAL BY JURY. To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Demised Premises.

45. INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Lease shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, iilegality or unenforceability shall not affect any other provision of this Lease, and this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been included in this Lease. Moreover, Landlord shall have the right to pursue the relief or remedy contained in any invalid provision by conforming such provision with the provisions of the statute, regulations or case law in such case made and provided as if the particular provisions of the applicable statute, regulations or case law were set forth in this Lease at length.

46. ATTORNEYS' FEES. If as a result of a breach of this Lease by either party, the other party employs an attorney or attorneys to enforce its rights under this Lease, then the breaching or defaulting party agrees to pay the other party the reasonable attorneys' fees and expenses incurred to enforce this Lease.

47. BINDING EFFECT. This Lease shall be binding upon, and inure to the benefit of, the parties to this Lease and their respective heirs, executors, administrators, legal representatives and successors, and to their assigns only when permitted by this Lease.

48. DEFINITION OF LANDLORD. The term "Landlord" as used in this Lease shall mean and include only the owner of the Industrial Park at the time in question and, in the event of any transfer in title to such fee, then the Landlord herein named shall be freed and relieved from all liability and obligations under this Lease, from and after the date of such transfer.

49.     SOLE AND ENTIRE AGREEMENT.

        A. Except as modified by this Lease, all of the terms, provisions and conditions of the Old Lease shall remain in full force and effect and govern the rights and obligations of the parties. Wherever the provisions of this Lease and the Old Lease conflict, the provisions of this Lease shall govern.

        B. This Lease and the Old Lease collectively constitute the sole and entire agreement of the parties to this Lease and supersedes any prior understandings or other written or oral agreements between the parties respecting the subject matter of this Lease.

50. AMENDMENTS AND MODIFICATIONS. No amendment or modification of the terms of this lease shall be binding unless the same is in writing, dated subsequent to the date of this Lease, and duly executed by the parties to this Lease.

51. CAPTIONS. The section captions contained in this Lease are for purposes of convenience only and in no way define, limit, construe or describe the scope of interest of the sections of this Lease.

52. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument.

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


53. RECORDATION. This Lease shall not be recorded in the office of the Bergen County Clerk or in any other office or place of public record.

54. NO OFFER. The submission of this Lease for examination does not constitute a reservation of or option for the Demised Premises and this Lease does not become effective unless and until it is executed and delivered by Landlord.

        IN WITNESS WHEREOF, this Lease has been fully executed under seal as of the day and year first above written.



ATTEST:                                       MIDLAND HOLDING CO., INC.,
                                              Landlord



                                           By:
/s/ Michael S. D'Agostino                           /s/ Judith Zuckerberg
-------------------------------                --------------------------------
Michael S. D'Agostino,                               Judith Zuckerberg,
Secretary                                            President



ATTEST:                                        HENRY BROS. ELECTRONICS, INC.,
                                               Tenant

                                           By:
/s/ Louis Massad                                     /s/ James E. Henry
-------------------------------                --------------------------------
Louis Massad                                         James E. Henry,
C.F.O.                                               President





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